SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 24, 2012



                                 BIOCUREX, INC.
                       ----------------------------------
                 (Name of Small Business Issuer in its charter)

     Texas                             0-26947                 75-2742601
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(State or other jurisdiction    (Commission File No.)      (IRS Employer
of incorporation)                                           Identification No.)


                           7080 River Road, Suite 215
                   Richmond, British Columbia , Canada V6X 1X5
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          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (866) 884-8669




                                       N/A
                    -----------------------------------------
          (Former name or former address if changed since last report)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

     On May 24, 2012 Dr. Jim Walsh resigned as a director of the Company.

     On May 25, 2012 Antonia Bold-de-Haughton resigned as a director of the Company.

     On May 31, 2012 Dr. Phil Gold resigned as a director of the Company.

     Dr.  Walsh,  Ms.  Bold-de-Haughton  and Dr.  Gold did not resign due to any
disagreement   with  the  Company  on  any  matter  relating  to  the  Company's operations, policies or practices.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 1, 2012

                                     BIOCUREX, INC.


                                     By:/s/ Ricardo Moro
                                        -------------------------------------
                                        Dr. Ricardo Moro, President